Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

Deutsche Bank Securities Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2019-4 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2019-4 UWR01 B289 Sep2019 1-8B Reg ABII Short List 101019.txt,” provided by the Company on October 10, 2019 (the “Data File”), containing certain information related to 85,621 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of September 30, 2019 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2019-4 B289 Honda_ex102_Sep2019_Initial 1-8Bln.csv,” provided by the Company on October 11, 2019, containing certain information related to 85,621 Receivables as of September 30, 2019 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2019-4 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” or “Lien Perfection” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract, and instructions provided by the Company described below

Attribute	Receivable File/Instructions

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” or “Lien Perfection” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Loan Type, in the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, truncation, or punctuation of the full legal name to be acceptable.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit B. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 85,621 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Origination Date	Installment Sale Contract and instructions provided by the Company described below

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Attribute	Receivable File/Instructions

Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below

Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below

Subvented	“Accrual Group” screen shot from AHFC Systems and instructions provided by the Company described below

Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and instructions provided by the Company described below

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

For purposes of comparing Current Delinquency Status, in the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “Current Delinquency Status” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 85,621 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

November 6, 2019

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20194001	60	20194060	119	20194060	178	20194178	237	20194237
2	20194002	61	20194061	120	20194061	179	20194179	238	20194238
3	20194003	62	20194062	121	20194062	180	20194180	239	20194239
4	20194004	63	20194063	122	20194063	181	20194181	240	20194240
5	20194005	64	20194064	123	20194064	182	20194182	241	20194241
6	20194006	65	20194065	124	20194065	183	20194183	242	20194242
7	20194007	66	20194066	125	20194066	184	20194184	243	20194243
8	20194008	67	20194067	126	20194067	185	20194185	244	20194244
9	20194009	68	20194068	127	20194068	186	20194186	245	20194245
10	20194010	69	20194069	128	20194069	187	20194187	246	20194246
11	20194011	70	20194070	129	20194070	188	20194188	247	20194247
12	20194012	71	20194071	130	20194071	189	20194189	248	20194248
13	20194013	72	20194072	131	20194072	190	20194190	249	20194249
14	20194014	73	20194073	132	20194073	191	20194191	250	20194250
15	20194015	74	20194074	133	20194074	192	20194192	251	20194251
16	20194016	75	20194075	134	20194075	193	20194193	252	20194252
17	20194017	76	20194076	135	20194076	194	20194194	253	20194253
18	20194018	77	20194077	136	20194077	195	20194195	254	20194254
19	20194019	78	20194078	137	20194078	196	20194196	255	20194255
20	20194020	79	20194079	138	20194079	197	20194197	256	20194256
21	20194021	80	20194080	139	20194080	198	20194198	257	20194257
22	20194022	81	20194081	140	20194081	199	20194199	258	20194258
23	20194023	82	20194082	141	20194082	200	20194200	259	20194259
24	20194024	83	20194083	142	20194083	201	20194201	260	20194260
25	20194025	84	20194084	143	20194084	202	20194202	261	20194261
26	20194026	85	20194085	144	20194085	203	20194203	262	20194262
27	20194027	86	20194086	145	20194086	204	20194204	263	20194263
28	20194028	87	20194087	146	20194087	205	20194205	264	20194264
29	20194029	88	20194088	147	20194088	206	20194206	265	20194265
30	20194030	89	20194089	148	20194089	207	20194207	266	20194266
31	20194031	90	20194090	149	20194090	208	20194208	267	20194267
32	20194032	91	20194091	150	20194091	209	20194209	268	20194268
33	20194033	92	20194092	151	20194092	210	20194210	269	20194269
34	20194034	93	20194093	152	20194093	211	20194211	270	20194270
35	20194035	94	20194094	153	20194094	212	20194212	271	20194271
36	20194036	95	20194095	154	20194095	213	20194213	272	20194272
37	20194037	96	20194096	155	20194096	214	20194214	273	20194273
38	20194038	97	20194097	156	20194097	215	20194215	274	20194274
39	20194039	98	20194098	157	20194098	216	20194216	275	20194275
40	20194040	99	20194099	158	20194099	217	20194217	276	20194276
41	20194041	100	20194100	159	20194100	218	20194218	277	20194277
42	20194042	101	20194101	160	20194101	219	20194219	278	20194278
43	20194043	102	20194102	161	20194102	220	20194220	279	20194279
44	20194044	103	20194103	162	20194103	221	20194221	280	20194280
45	20194045	104	20194104	163	20194104	222	20194222	281	20194281
46	20194046	105	20194105	164	20194105	223	20194223	282	20194282
47	20194047	106	20194106	165	20194106	224	20194224	283	20194283
48	20194048	107	20194107	166	20194107	225	20194225	284	20194284
49	20194049	108	20194108	167	20194108	226	20194226	285	20194285
50	20194050	109	20194109	168	20194109	227	20194227	286	20194286
51	20194051	110	20194110	169	20194110	228	20194228	287	20194287
52	20194052	111	20194111	170	20194111	229	20194229
53	20194053	112	20194112	171	20194112	230	20194230
54	20194054	113	20194113	172	20194113	231	20194231
55	20194055	114	20194114	173	20194114	232	20194232
56	20194056	115	20194115	174	20194115	233	20194233
57	20194057	116	20194116	175	20194116	234	20194234
58	20194058	117	20194117	176	20194117	235	20194235
59	20194059	118	20194118	177	20194118	236	20194236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
87	20194087	First Payment Date	5/4/2018	5/7/2018
87	20194087	Original Maturity Date	4/4/2021	4/7/2021
98	20194098	Origination Date	4/24/2018	4/26/2018
102	20194102	Scheduled Monthly Payment	$567.90	$576.27
105	20194105	Scheduled Monthly Payment	$647.03	$649.72
246	20194246	Scheduled Monthly Payment	$606.04	$615.91
281	20194281	Scheduled Monthly Payment	$454.20	$455.38